Exhibit 99.1

FOR IMMEDIATE RELEASE
HC2 Holdings Announces Transfer of Listing
From NYSE MKT to The New York Stock Exchange

NEW YORK, May 10, 2017 (GLOBE NEWSWIRE) - HC2 Holdings, Inc. (“HC2”) (NYSE MKT:HCHC), a diversified holding company, announced today that it will transfer the listing of its common stock from the NYSE MKT to the New York Stock Exchange ("NYSE"). HC2 expects its common shares to begin trading on the NYSE on Tuesday, May 16, 2017, under its current ticker symbol "HCHC". The Company's common stock will continue to trade on the NYSE MKT until the transfer is complete.
“The transfer to the New York Stock Exchange, one of the world’s most prestigious stock exchanges, marks a major milestone for the Company and aligns HC2 with some of the best companies and most influential brands in the world,” said Philip Falcone, HC2’s Chairman, President and Chief Executive Officer. “We believe listing on the NYSE will enhance trading liquidity of our common stock and contribute to increasing shareholder value.”
About HC2
HC2 Holdings, Inc. is a publicly traded (NYSE MKT:HCHC) diversified holding company, which seeks opportunities to acquire and grow businesses that can generate long-term sustainable free cash flow and attractive returns in order to maximize value for all stakeholders.  HC2 has a diverse array of operating subsidiaries across seven reportable segments, including Construction (formerly Manufacturing), Marine Services, Energy (formerly Utilities), Telecommunications, Life Sciences, Insurance and Other.  HC2's largest operating subsidiaries include DBM Global Inc., a family of companies providing fully integrated structural and steel construction services, and Global Marine Systems Limited, a leading provider of engineering and underwater services on submarine cables. Founded in 1994, HC2 is headquartered in New York, New York.  Learn more about HC2 and its portfolio companies at www.hc2.com.
Cautionary Statement Regarding Forward-Looking Statements
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this press release include without limitation statements regarding our expectation regarding building shareholder value. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries to identify any suitable future acquisition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries of HC2. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.
You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
For information on HC2 Holdings, Inc., please contact:
Andrew G. Backman
Managing Director - Investor Relations & Public Relations
abackman@hc2.com
212-339-5836